UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

StemCells, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3155 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 475-3100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT 1.1
EXHIBIT 10.1
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

     On October 26, 2004, StemCells, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS.

     In connection with filing this current report on Form 8-K, the Company is filing a prospectus supplement to its existing shelf registration statement on Form S-3 (File No. 333-83992) in connection with an offering by the Company of shares of its common stock. The Company has executed an agency agreement, dated as of October 25, 2004, with C.E. Unterberg, Towbin, LLC and Shoreline Pacific, LLC, its agents for this offering.

     The purpose of this report is to file as exhibits, in connection with this offering, the agency agreement by and between the Company and its agents for the offering and the form of investor purchase agreement.

     A copy of the press release issued by the Company in connection with the above described offering is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.
	Exhibit 1.1	Agency Agreement dated October 25, 2004 by and among StemCells, Inc., C.E. Unterberg, Towbin, LLC and Shoreline Pacific, LLC
	Exhibit 10.1	Form of Investor Purchase Agreement
	Exhibit 99.1	Press release
	Exhibit 99.2	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMCELLS, INC.
By:	/s/ Martin McGlynn
Martin McGlynn
President and Chief Executive Officer

Date: October 26, 2004

EXHIBIT INDEX

Exhibit 1.1	Agency Agreement dated October 25, 2004 by and among StemCells, Inc., C.E. Unterberg, Towbin, LLC and Shoreline Pacific, LLC
Exhibit 10.1	Form of Investor Purchase Agreement
Exhibit 99.1	Press release
Exhibit 99.2	Press release